0 EVOLENT HEALTH OVERVIEW February 2018

1 Safe Harbor Statement Certain statements in this presentation and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, include, among others: the structural change in the market for health care in the United States; uncertainty in the health care regulatory framework; uncertainty in the public exchange market; the uncertain impact of CMS waivers to Medicaid rules; the uncertain impact the results of the 2018 congressional, state and local elections, as well as subsequent elections, may have on health care laws and regulations; our ability to effectively manage our growth; the significant portion of revenue we derive from our largest partners, and the potential loss, termination or renegotiation of customer contracts; our ability to offer new and innovative products and services; risks related to completed and future acquisitions, investments and alliances, including the acquisition of assets from NMHC and the acquisitions of Valence Health and Aldera, which may be difficult to integrate, divert management resources, result in unanticipated costs or dilute our stockholders; certain risks and uncertainties associated with the acquisition of assets from NMHC and the acquisition of Valence Health, including future revenues may be less than expected, the timing and extent of new lives expected to come onto the platform may not occur as expected and the expected results of Evolent may not be impacted as anticipated; the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs, particularly in New Mexico; our ability to attract new partners; the increasing number of risk- sharing arrangements we enter into with our partners; our ability to recover the significant upfront costs in our partner relationships; our ability to estimate the size of our target market; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to governmental payor audits and actions, including whistleblower claims; our ability to partner with providers due to exclusivity provisions in our contracts; restrictions and penalties as a result of privacy and data protection laws; adequate protection of our intellectual property, including trademarks; any alleged infringement, misappropriation or violation of third-party proprietary rights; our use of “open source” software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; our ability to use, disclose, de-identify or license data and to integrate third-party technologies; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; online security risks and breaches or failures of our security measures; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our users; our reliance on third-party vendors to host and maintain our technology platform; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; the risk of a significant reduction in the enrollment in our health plan; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the risk of potential future goodwill impairment on our results of operations; our indebtedness and our ability to obtain additional financing; our ability to achieve profitability in the future; the requirements of being a public company; our adjusted results may not be representative of our future performance; the risk of potential future litigation; our holding company structure and dependence on distributions from Evolent Health LLC; our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our ability to realize all or a portion of the tax benefits that we currently expect to result from past and future exchanges of Class B common units of Evolent Health LLC for our Class A common stock, and to utilize certain tax attributes of Evolent Health Holdings and an affiliate of TPG; distributions that Evolent Health LLC will be required to make to us and to the other members of Evolent Health LLC; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; different interests among our pre- IPO investors, or between us and our pre-IPO investors; the terms of agreements between us and certain of our pre-IPO investors; the potential volatility of our Class A common stock price; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale or if a large number of Class B common units are exchanged for shares of Class A common stock; provisions in our second amended and restated certificate of incorporation and second amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; our intention not to pay cash dividends on our Class A common stock; our ability to remediate the material weakness in our internal control over financial reporting; our expectations regarding the additional management attention and costs that will be required as we transition from an “emerging growth company” to a “large accelerated filer”; and our lack of public company operating experience. The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2017, and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this report.

2 Non-GAAP Financial Measures In addition to disclosing financial results that are determined in accordance with GAAP, we present and discuss Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Revenue, Adjusted Transformation Revenue, Adjusted Platform and Operations Revenue, Adjusted Cost of Revenue, Adjusted Services Revenue, which are all non- GAAP financial measures, as supplemental measures to help investors evaluate our fundamental operational performance. Adjusted Revenue, Adjusted Transformation Revenue and Adjusted Platform and Operations Revenue are defined as revenue, transformation revenue, and platform and operations revenue, respectively, adjusted to include revenue, transformation revenue and platform and operations revenue, as applicable, of Evolent Health LLC for periods prior to the offering reorganization, and to exclude the impact of purchase accounting adjustments. Evolent Health, Inc. is a holding company and its principal asset is all of the Class A common units in its operating subsidiary, Evolent Health LLC, which has owned all of its operating assets and substantially all of its business since inception. Prior to the offering reorganization on June 4, 2015, the predecessor of Evolent Health, Inc. accounted for Evolent Health LLC as an equity method investment. The financial results of Evolent Health LLC have been consolidated in the financial statements of Evolent Health, Inc. following the offering reorganization. Management uses Adjusted Revenue, Adjusted Transformation Revenue and Adjusted Platform and Operations Revenue as supplemental performance measures because they reflect a complete view of the operational results. The measures are also useful to investors because they reflect the full view of our operational performance in line with how we generate our long-term forecasts. Adjusted Services Revenue, Adjusted Transformation Revenue and Adjusted Platform and Operations Revenue are defined as services revenue, transformation revenue, platform and operations revenue, respectively, adjusted to exclude the impact of purchase accounting adjustments. Adjusted Revenue is defined as the sum of Adjusted Services Revenue and True Health New Mexico Premium Revenue less intercompany eliminations. Management uses Adjusted Revenue, Adjusted Services Revenue, Adjusted Transformation Revenue and Adjusted Platform and Operations Revenue as supplemental performance measures because they reflect a complete view of the operational results. The measures are also useful to investors because they reflect the full view of our operational performance in line with how we generate our long term forecasts. Adjusted EBITDA is defined as EBITDA (net income [loss] attributable to Evolent Health, Inc. before interest income, interest expense, [provision] benefit for income taxes, depreciation and amortization expenses), adjusted to include net income (loss) of Evolent Health LLC (less interest income [expense], net, depreciation and amortization expenses and other income [expense], net, of Evolent Health LLC) for the periods prior to the offering reorganization on June 4, 2015, and adjusted to exclude goodwill impairment, gain on change in fair value of contingent consideration, income (loss) from affiliates, other income (expense), net, net (income) loss attributable to non-controlling interests, purchase accounting adjustments, stock-based compensation expenses, transaction costs related to acquisitions and business combinations, such as gain on change in fair value of contingent consideration and securities offerings, as well as one-time adjustments. Management uses Adjusted EBITDA as a supplemental performance measure because the removal of transaction costs, one-time or non-cash items (depreciation, amortization and stock-based compensation expenses) allows us to focus on operational performance. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Adjusted Revenue. These adjusted measures do not represent and should not be considered as alternatives to GAAP measurements, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. A reconciliation of these adjusted measures to the comparable GAAP financial measures is presented in the Appendix. We are not providing reconciliations for the forward-looking non-GAAP financial measures included in this presentation due to the inherent difficulty in forecasting and quantifying certain amounts that would be necessary for such reconciliations, including adjustments that could be made, the amount of which, based on historical experience, could be significant.

3 $40.3 $100.9 $163.5 $256.3 $436.4 2013 2014 2015 2016 2017 1 Non-GAAP measure, see “Non-GAAP Financial Measures” above for definition and Appendix A below for reconciliation to GAAP. GAAP revenues in 2013, 2014, 2015, 2016 and 2017 $25.7M, zero, $96.9M, $254.2M and $435.0M respectively. Evolent Health what we do Provide an integrated clinical, administrative and technology platform to support providers moving to value-base care arrangements our vision Build a national network of providers transforming care under value-based payment initiatives by the numbers 33K hospital bed days avoided in 2017 2,600+ Employees as of 31-Dec-17 30+ partners as of 27-Feb-18 2.7M lives on the platform as of 31-Dec-17 CAGR 81% differentiators Provider-driven, broad integrated platform, embedded and aligned partnerships, proven clinical and financial results historical growth Adj. Revenue1:

4 Sustained adjusted revenue growth period-over-period1 (in millions) Strong Revenue Growth CAGR: 27% Q4 20171 Q4 20161 $90M $114M 1 Non-GAAP measure; see “Non-GAAP Financial Measures” above for the definition and Appendix A below for reconciliation to GAAP. GAAP revenues in Q4 2016 and Q4 2017 were $88.0M and $113.8M, respectively. GAAP revenues in 2016 and 2017 were $254.2M and $435.0M, respectively. 2 Non-GAAP measure; see “Non-GAAP Financial Measures” above for the definition and Appendix B below for reconciliation to GAAP. Net income (loss) attributable to Evolent Health, Inc. in Q4 2016 and Q4 2017 was $(17.4)M and $(13.2)M, respectively. Net income (loss) attributable to Evolent Health, Inc. in 2016 and 2017 was $(159.7)M and $(60.7)M, respectively. Continued Strong Performance in 2017 Strong Adjusted EBITDA Growth $256.3M $436.4M CAGR: 70% 20161 20171 $(21.4)M $(2.2)M $(7.7)M $3.5M Q4 20162 Q4 20172 20162 20172 Sustained adjusted EBITDA growth period-over-period2 (in millions)

5 Medicaid, 49% Commercia l (Payer Partnership s, Employee, ASO, Individual, Group), 30% [CATEGOR Y NAME], [VALUE] Sources: Evolent Health Evolent is Active Across all Segments of the Growing Market Lives by Segment as of 31-Dec-17 2.7M+ 30+ partners as of 27-Feb-18 Continued Growth in Lives CAGR: 35% 2.0M 2.7M 31-Dec-16 31-Dec-17 Lives supported

6 Strong Recent Partner Additions MEDICAID COMMERCIAL MEDICARE

7 Financial Metrics1 Full Year 2018 Adjusted Services Revenue $495 - $510 million True Health Premium Revenue $90 - $95 million Intercompany Eliminations ($20 million) Adjusted Revenue $565 - $585 million Adjusted EBITDA2 $18 - $23 million Adjusted EBITDA Margin 3.2% - 3.9% 1 Non-GAAP measures, see “Non-GAAP Financial Measures” above for definition and Appendix C below for reconciliation to comparable GAAP measures. These estimates are subject to change as future events and opportunities arise. 2 Assumes breakeven on an Adjusted EBITDA basis for True Health 2018 Guidance: Full Year

8 Financial Metrics1 Q1 2018 Adjusted Services Revenue $122 - $124 million True Health Premium Revenue $22 - $24 million Intercompany Eliminations ($5 million) Adjusted Revenue $139 - $143 million Adjusted EBITDA2 $3 - $5 million Adjusted EBITDA Margin 2.2% - 3.5% 2018 Guidance: Q1 2018 1 Non-GAAP measures, see “Non-GAAP Financial Measures” above for definition and Appendix C below for reconciliation to comparable GAAP measures. These estimates are subject to change as future events and opportunities arise. 2 Assumes breakeven on an Adjusted EBITDA basis for True Health

9 APPENDIX

Appendix A: Non-GAAP Reconciliation Evolent Health, Inc. Adjusted Revenue

For the years ended December 31, 2017, 2016, 2015, 2014 and 2013:

(in millions)	Evolent Health, Inc. as Reported	Add: Evolent Health LLC Operations	Adjustments	Evolent Health, Inc. as Adjusted
Q4 2017				
Transformation	$ 5.7	$ -	$ -	$ 5.7
Platform and operations	108.1	-	0.2 (1)	108.3
Total revenue	113.8	-	0.2	114.0
Q4 2016				
Transformation	$ 12.1	$ -	$ -	$ 12.1
Platform and operations	75.9	-	2.0 (1)	77.9
Total revenue	88.0	-	2.0	90.0
2017				
Transformation	$ 29.5	$ -	$ -	$ 29.5
Platform and operations	405.5	-	1.4 (2)	406.9
Total revenue	435.0	-	1.4	436.4
2016				
Transformation	$ 38.3	$ -	$ 0.1 (3)	$ 38.4
Platform and operations	215.9		2.0 (3)	217.9
Total revenue	254.2	-	2.1	256.3
2015				
Transformation	$ 19.9	$ 15.8 (4)	$ 1.5 (3)	$ 37.2
Platform and operations	77.0	46.0 (4)	3.3 (3)	126.3
Total revenue	96.9	61.8	4.8	163.5
2014				
Transformation	$ -	$ 36.3 (5)	$ -	$ 36.3
Platform and operations	-	64.6 (5)	-	64.6
Total revenue	$ -	$ 100.9	$ -	$ 100.9
2013				
Transformation	$ 22.1	$ 12.5 (6)	$ -	$ 34.6
Platform and operations	3.6	2.1 (6)	-	5.7
Total revenue	$ 25.7	$ 14.6	$ -	$ 40.3

(1) We recorded deferred revenue adjustments of approximately $0.2 million and $2.0 million to transformation revenue and platform and operations revenue for the three months ended December 31, 2017 and 2016, respectively, resulting from our acquisitions and business combinations.

(2) Adjustments to platform and operations revenue include deferred revenue purchase accounting adjustments of approximately $1.5 million for the year ended December 31, 2017, resulting from our acquisitions and business combinations.

(3) We recorded deferred revenue adjustments of approximately $2.0 million to transformation revenue and platform and operations revenue during 2016, related to purchase accounting adjustments from the Valence Health and Aldera acquisitions. As part of the Reorganization and as a result of gaining control of Evolent Health LLC, we recorded the fair value of deferred revenue resulting in a $4.9 million reduction to the book value. This resulted in adjustments of approximately $0.1 million and $4.8 million to transformation revenue and platform and operations revenue for the years ended December 31, 2016 and 2015, respectively, related to purchase accounting adjustments which reflect the portion of the adjustment that would have been recognized in the respective period.

(4) Represents the results of operations of Evolent Health LLC for the period January 1, 2015, through June 3, 2015.

(5) Represents the results of operations of Evolent Health LLC for the period January 1, 2014, through December 31, 2014.

(6) Represents the results of operations of Evolent Health LLC for the period September 23, 2013, through December 31, 2013.

10

11 Appendix B: Reconciliation of Adjusted EBITDA to Net Income (Loss) Attributable to Evolent Health, Inc. (in thousands) For the Three For the Years Months Ended Ended December 31, December 31, 2017 2016 2017 2016 Net Income (Loss) Attributable to Evolent Health, Inc. (13,160)$ (17,407)$ (60,665)$ (159,742)$ Less: Interest income 843 164 1,656 970 Interest expense (855) (247) (3,636) (247) (Provision) benefit for income taxes 4,628 9,140 6,637 10,755 Depreciation and amortization expenses (11,132) (6,495) (32,368) (17,224) EBITDA (6,644) (19,969) (32,954) (153,996) Less: Goodwill impairment - - - (160,600) Income (loss) from affiliates (309) (379) (1,755) (841) Gain (Loss) on change in fair value of contingent consideration (100) 2,086 (400) 2,086 Loss on lease abandonment - (6,456) - (6,456) Impact of lease termination - - 496 - Other income (expense), net 150 2 171 4 Net (income) loss attributable to non-controlling interests 631 7,786 9,102 67,036 Purchase accounting adjustments (243) (2,003) (1,467) (2,090) Stock-based compensation expense (4,265) (8,657) (20,437) (22,501) Transaction costs (5,991) (4,599) (16,460) (9,227) Adjusted EBITDA 3,483$ (7,749)$ (2,204)$ (21,407)$ Adjusted Revenue 113,972$ 90,014$ 436,417$ 256,278$ Adjusted EBITDA Margin 3.1% -8.6% -0.5% -8.4%

12 Appendix C: Guidance Reconciliation (in thousands) For the Three For the Twelve Months Ended Months Ended March 31, December 31, 2018 2018 Services Revenue 121,000$ 495,500$ Purchase Accounting Adjustments 2,000 7,000 Adjusted Services Revenue 123,000 502,500 True Health Premium Revenue 23,000 92,500 Intercompany eliminations (5,000) (20,000) Adjusted Revenue (1) 141,000$ 575,000$ Net Income (Loss) Attributable to Evolent Health, Inc. (11,800)$ (43,000)$ Less: Interest income 900 3,500 Interest expense (1,000) (4,000) Depreciation and amortization expenses (9,200) (37,000) EBITDA (2,500) (5,500) Less: Income (loss) from equity affiliates (125) (500) Net (income) loss attributable to non-controlling interests (375) (1,500) Stock-based compensation expense (5,000) (20,000) Transaction costs (1,000) (4,000) Adjusted EBITDA 4,000$ 20,500$ (1) GAAP revenues for the three months ended March 31, 2018, are expected to be $139.0 million, including Services Revenue of $121.0 million and True Health Premium Revenue of $23.0 million, excluding intercompany eliminations of $5.0 million. GAAP revenues for the twelve months ended December 31, 2018, are expected to be $568.0 million, including Services Revenue of $495.5 million and True Health Premium Revenue of $92.5 million, excluding intercompany eliminations of $20.0 million.

13 800 N Glebe Rd, Suite 500 • Arlington, VA 22203 • evolenthealth.com